Filed under Rule 497(k)
Registration No. 333-111662

SunAmerica Specialty Series

AIG Focused Alpha Large-Cap Fund

(the “Fund”)

Supplement dated October 30, 2017, to the Fund’s

Summary Prospectus dated February 28, 2017, as supplemented and amended to date

In the section entitled “Fund Highlights: AIG Focused Alpha Large-Cap Fund,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Thomas F. Marsico	2012	Portfolio Manager, Chief Executive Officer and Chief Investment Officer (Marsico)
Todd Burnside	2017	Director and Portfolio Manager (BlackRock)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_ALCSP_2-17